DLA Piper LLP (US) 4365 Executive Drive, Suite 1100 San Diego, California 92121-2133 www.dlapiper.com Jeffrey C. Thacker jeff.thacker@dlapiper.com T 858.638.6728 F 858.638.5128

May 21, 2010

Jeffrey P. Riedler

United States Securities and Exchange Commission

Division of Corporation Finance

100 F Street NE

Washington, D.C. 20549

Re:	LPath, Inc.

Post-Effective Amendment No. 4 to the Registration Statement on Form S-1

Filed May 7, 2010

File No. 333-132850

Dear Mr. Riedler:

This letter responds to the letter of the staff (the “Staff”) of the Securities and Exchange Commission (the “Commission”), dated May 13, 2010, to Scott R. Pancoast, Chief Executive Officer of LPath, Inc. (the “Company”) regarding Amendment No. 4 to the Form S-1, File No. 333-132850 (the “Registration Statement”), filed by the Company on May 7, 2010.

This letter sets forth the comment of the Staff in the comment letter and, following the comment, sets forth the Company’s response. We are enclosing a copy of Amendment No. 4 to the Registration Statement, together with a copy that is marked to show the changes from the initial filing.

1.	We note that you seek to register up to 25,459,514 shares of your common stock, however the underlying registration statement on Form S-1 filed March 30, 2006 registered up to 24,919,514 shares of you common stock. Please note you cannot register additional shares by post-effective amendment. Please revise your post-effective amendment to remove the additional shares. You may register these shares on a new registration statement.

Response: The increase in the shares registered is the result of the exercise of warrants to purchase shares of the Company’s common stock. The number of warrants registered to purchase shares of common stock has been decreased accordingly. As a result, we have not revised the post-effective amendment to remove the additional shares.

Very truly yours,

DLA Piper LLP (US)

/s/ Jeffrey Thacker

Jeffrey Thacker

Partner